UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                            June 15, 2000
                           (Date of Report)




                   NETTER DIGITAL ENTERTAINMENT, INC.
        (Exact name of registrant as specified in its charter)


           Delaware           		   0-26884           		  95-3392054
(State or other jurisdiction		  (Commission 		      	  (IRS Employer
      of incorporation)			      File Number)	       Identification No.)



   5125 Lankershim Boulevard
       North Hollywood, CA                          			     91601
(Address of principal executive offices)      			        (Zip Code)


                              (818) 753-1990
                      (Registrant's telephone number)






Item 5.	Other Events.

     Chief Financial Officer Chad Kalebic has resigned effective June 12, 2000. The Company is currently searching for a new chief financial officer and expects to name a replacement soon.

    	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.



                           						NETTER DIGITAL ENTERTAINMENT, INC.



Dated:  June 15, 2000	         	By: /s/ Douglas Netter
                                    -----------------------------
                					               Douglas Netter, Chief Executive Officer




















                              EXHIBIT INDEX




99.1   Press release: Closing of Videssence subsidiary (1)

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(1)  Filed herewith